EXHIBIT INDEX


                                    GPU, INC.

                     GPU COMPANIES EMPLOYEE SAVINGS PLAN FOR
           EMPLOYEES REPRESENTED BY IBEW LOCAL 459 AND UWUA LOCAL 180





Consent of Independent Accountants                               Exhibit 23